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                                                                   EXHIBIT 10.8



     THIRD AMENDMENT AND CONSENT dated as of April 16, 1996 (this "Amendment") to the Credit Agreement dated as of August 21, 1995, as amended (the "Credit Agreement"), among Hills Stores Company, a Delaware corporation (the "Parent"), Hills Department Store Company, a Delaware corporation (the "Borrower") and a wholly owned subsidiary of the Parent, the financial institutions party thereto (the "Lenders"), the Co-Agents and Managing Agent named in the Credit Agreement and Chemical Bank, as agent for the Lenders (in such capacity, the "Administrative Agent") and as Fronting Bank.


        WHEREAS, the Borrower and the Parent have requested that the Lenders (a) amend certain terms and provisions of the Credit Agreement and (b) consent to the taking of certain actions by the Borrower and the Parent;


        WHEREAS, all capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement; and


        WHEREAS, the Lenders are willing, on the terms, subject to the conditions and to the extent set forth below, to effect such amendments and grant such consent.


        NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the Borrower, the Parent and the Lenders hereby agree, on the terms and subject to the conditions set forth herein, as follows:


        SECTION 1.  Amendments.

                (a) The definition of the term "Change in Control" set forth in
Section 1.01 of the Credit Agreement is hereby amended by (i) adding the text "(or the Parent otherwise becomes aware that any such person has become the owner of such percentage of stock)" before the word "or" at the end of clause
(a)(i) thereof, (ii) by deleting the word "or" at the end of clause (b) of such definition and (iii) by adding the following text at the end of such definition:
"or (d) a majority of the members of the board of directors of the Parent are not Continuing Directors".

                (b) The following new definition is added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:

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                        "Continuing Director" shall mean, as of any date of
                determination, any member of the board of directors of the Parent who (i) was a member of such board of directors on April 16, 1996, or (ii) was nominated for election or elected to such board of directors with the approval of a majority of the Continuing Directors who were members of such board of directors at the time of such nomination or election.

                (c) the definition of the term "Maturity Date" set forth in
Section 1.01 of the Credit Agreement is hereby deleted and replaced in its entirety with the following text:

                        "Maturity Date" shall mean April 30, 1998.

                (d) Section 6.04 of the Credit Agreement is hereby amended by deleting clauses (h) and (i) thereof and substituting the following text therefor:

                        "(h) promptly, a copy of any amendment or waiver of any
                provision of the Senior Note Indenture, the Refinancing Note Indenture, the Senior Notes, the Refinancing Notes or the Deferred Tax Obligations;

                        (i) a copy of all notices (other than regarding any
                scheduled or mandatory repayments), certificates, financial statements and reports, as and when delivered by or on behalf of the Parent or the Borrower to the holders of the Senior Notes under the Senior Note Indenture or to the holders of the Refinancing Notes under the Refinancing Note Indenture;"

                (e) Section 7.01 of the Credit Agreement is hereby modified by
(i) deleting the amount of "$150,000,000" set forth in clause (i) thereof and substituting the amount "$165,000,000" therefor and (ii) adding the following text at the end of clause (d) thereof:

                        "provided that the aggregate amount of Indebtedness
                under the Senior Notes and any Refinancing Notes shall not exceed $200,000,000 at any time after May 31, 1996".

                (f) Section 7.03 of the Credit Agreement is hereby amended by
(i) deleting the word "and" before the text "(ii) set forth therein and substituting a comma therefor and (ii) adding the following text to the end of such Section:
                        "and (iii) the total consideration received in such Sale
                and Lease-Back Transaction is at least equal to the fair market value (as determined in good faith by the Board of Directors of the Parent, the Borrower or such Subsidiary, as the case may be) of the property that is the subject of such Sale and Lease-Back Transaction".

                (g) Section 7.07 of the Credit Agreement is hereby amended (i) by deleting the amount "$1,000,000" set forth therein and substituting the amount "$2,000,000" therefor and (ii) by deleting the words "and Senior Notes" in clause 7.07 (b)(i)(G) of such Section and substituting the text", Refinancing Notes and Senior Notes" therefor.

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                (h) Section 7.08(a) of the Credit Agreement is hereby amended by
(i) adding the text "(i)" after the text "provided that" set forth therein, (ii) adding the text "a majority of the disinterested members of" before the text
"the Board of Directors" set forth therein and (iii) adding the following text to the end of such clause (a):

                        "and (ii) if any such transaction or series of
                transactions involves aggregate consideration in excess of $10,000,000, the Borrower delivers to the Administrative Agent a copy of an opinion as to the fairness to the Borrower or the Parent of such transaction or series of transactions from a financial point of view issued by an accounting, appraisal or investment banking firm of national standing (or if an opinion is unavailable as to fairness from a financial point of view with respect to any transaction for which a fairness opinion is not customarily rendered, then an opinion that such transaction meets the requirements of this clause (a) other than the requirement to provide an opinion as to fairness from a financial point of view); provided that any employment or consulting agreement entered into by the Parent or any of its Subsidiaries in the ordinary course of business and consistent with the past practice of the Parent or such Subsidiary shall not be subject to this Section".

                (i) Section 7.12 of the Credit Agreement is hereby amended by deleting the table included in such Section and replacing such table with the following table:

                        PERIOD                                          RATIO

                From July 29, 1995 through and including
                   October 28, 1995                                     1.6:1

                October 29, 1995 through and including
                   November 1, 1997                                     1.5:1

                After November 1, 1997                                  1.6:1


                (j) Section 7.13 of the Credit Agreement is hereby amended by deleting the table included in such Section and replacing such table with the following table:

                        PERIOD                                          RATIO

                On July 29, 1995                                         1.5:1

                From July 30, 1995, through and including
                   October 28, 1995                                     1.15:1

                From October 29, 1995, through and including
                   February 3, 1996                                     1.35:1

                From February 4, 1996, through and including
                   May 4, 1996                                          1.25:1


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                From May 5, 1996, through and including
                   August 3, 1996                                       1.35:1

                From August 4, 1996, through and including
                   May 3, 1997                                          1.45:1

                From May 4, 1997, through and including
                   August 2, 1997                                       1.55:1

                After August 2, 1997                                    1.65:1


                (k) Section 7.14 of the Credit Agreement is hereby amended by
(i) deleting the text "January 30, 1998,.65" set forth therein and substituting the text "January 30, 1997,.70" therefor and (ii) deleting the text "January 30, 1998,.60" set forth therein and substituting the text "January 30, 1997,
 .65" therefor.

                (l) Section 7.16 of the Credit Agreement is hereby amended by
(i) deleting the amount "$52,500,000" set forth therein and substituting the amount "$60,000,000" therefor and (ii) deleting "$55,000,000" set forth therein and substituting the amount "$63,000,000" therefor.

                (m) Section 7.17 of the Credit Agreement is hereby amended by adding the text: "or any comparable change of control provision of the Refinancing Note Indenture" at the end of clause (b)(ii) of such Section.


        SECTION 2.  Consents.

                The Lenders hereby consent (a) to the issuance by the Parent of Refinancing Notes in an aggregate principal amount of up to $200,000,000 containing the terms and provisions described in Exhibit A hereto (and the issuance of the Refinancing Notes shall be deemed to be in compliance with the last paragraph of Section 7.01 of the Credit Agreement), (b) the repurchase by the Parent out of the net proceeds of the issuance of the Refinancing Notes of
(i) any Senior Notes tendered pursuant to the offer of redemption (the "Redemption Offer") to be mailed on or before April 19, 1996, in accordance with
Section 1103 of the Senior Note Indenture as a result of the 1995 Change of Control, (ii) Senior Notes, if any, acquired by the Parent through open market or other direct purchases or (iii) Senior Notes, if any, redeemed by the Parent in accordance with the terms of Section 1101 of the Senior Note Indenture and
(c) the deposit of a portion of the proceeds of the Refinancing Notes into a secured escrow account and the redemption of a portion of such Refinancing Notes, all in the manner and in the amounts described in Exhibit A under the heading "Escrow of Proceeds; Special Mandatory Redemption".


        SECTION 3. Representations and Warranties. Each of the Borrower and the Parent represents and warrants to each of the Lenders that:

                (a) The execution, delivery and performance by the Borrower and the Parent of this Amendment, the issuance of the Refinancing Notes described in Exhibit A and the redemption or repurchase of Senior Notes with the proceeds of the issuance of the Refinancing Notes (i) have been duly authorized by all


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requisite corporate and, if required, stockholder action and (ii) will not (A)
violate (1) any provision of law, statute, rule or regulation, or of the certificate of articles of incorporation or other constitutive documents or by-laws of the Parent or any of its Subsidiaries, (2) any order of any Governmental Authority or (3) any provision of any indenture, agreement or other instrument to which Parent or any of its Subsidiaries is a party or by which any of them or any of their property is or may be bound, (B) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture or any other material agreement or other instrument or (C) result in the creation or imposition of any Lien upon any property or assets of the Parent or any of its Subsidiaries.

                (b) This Amendment has been duly executed and delivered by the Borrower and the Parent and constitutes a legal, valid and binding obligation of the Borrower and the Parent, as the case may be, enforceable against the Borrower and the Parent, as the case may be, in accordance with its terms, subject to, or except as enforceability may be limited by, applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought in a proceeding in equity or at law).

                (c) Upon completion of the Redemption Offer, the Senior Notes shall not be subject to any mandatory redemption or other obligation of the Parent or the Borrower to puchase such Senior Notes as a result of the 1995 Change of Control pursuant to Section 1103 of the Senior Note Indenture or otherwise.

                (d) The representations and warranties set forth in Article IV of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date.


        SECTION 4. Loan Documents. This Amendment shall be a Loan Document for all purposes.


        SECTION 5. Effectiveness. This Amendment shall become effective as of the date hereof when the Administrative Agent shall have received copies hereof that, when taken together, bear the signatures of each of the Borrower, the Parent and the Required Lenders, provided that the amendments to the Credit Agreement set forth in Section 1(a), 1(b), 1(c), 1(e)(ii), 1(f), 1(h) and 1(m) shall not become effective until the issuance by the Parent of the Refinancing Notes described in Exhibit A.


        SECTION 6. Notices. All notices hereunder shall be given in accordance with the provisions of Section 11.01 of the Credit Agreement.


        SECTION 7. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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        SECTION 8. No Novation. Except at expressly set forth herein, this
Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any party under the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.


        SECTION 9. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.


        SECTION 10. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.


        IN WITNESS WHEREOF, the Borrower, the Parent and the Required Lenders have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.


                                        HILLS STORES COMPANY,


                                        by /s/ William K. Friend
                                        ------------------------------
                                        Name:  William K. Friend
                                        Title: Vice President-Secretary
                                               and Corporate Counsel

                                        HILLS DEPARTMENT STORE COMPANY,


                                        by /s/ William K. Friend
                                        ------------------------------
                                        Name:  William K. Friend
                                        Title: Vice President-Secretary
                                               and Corporate Counsel

                                        CHEMICAL BANK, individually, as
                                        Administrative Agent and as
                                        Fronting Bank,


                                        by /s/ Neil R. Boylan
                                        ------------------------------
                                        Name:   Neil R. Boylan
                                        Title:  Vice President

                                        NATWEST BANK N.A., individually and
                                        as Managing Agent,


                                        by /s/ Therese M. Earley
                                           -------------------------
                                           Name:  Therese M. Earley
                                           Title: Vice President


                                        CREDIT LYONNAIS NEW YORK BRANCH,
                                        individually and as Co-Agent,


                                       by
                                           -------------------------
                                           Name:
                                           Title:


                                        CREDIT LYONNAIS CAYMAN ISLAND BRANCH,
                                        individually and as Co-Agent,


                                       by
                                           -------------------------
                                           Name:
                                           Title:


                                        INTERNATIONAL NEDERLANDEN (U.S.)
                                        CAPITAL CORPORATION, individually
                                        and as Co-Agent,


                                        by /s/ Barry Iseley
                                           -------------------------
                                           Name:  Barry Iseley
                                           Title: Senior Vice President


                                        THE CIT GROUP/BUSINESS CREDIT INC.,
                                        individually and as Co-Agent,


                                        by /s/ John J. Lee
                                           -------------------------
                                           Name:  John J. Lee
                                           Title: Vice President

                                        DRESDNER BANK AG, NEW YORK AND
                                        GRAND CAYMAN BRANCHES,

                                        by /s/ Craig D. Meisner
                                           -------------------------
                                           Name:  Craig D. Meisner
                                           Title: Vice President


                                        by /s/ Andrew K. Mittag
                                           -------------------------
                                           Name:  Andrew K. Mittag
                                           Title: Vice President


                                        FIRST SOURCE FINANCIAL LLP,

                                        by FIRST SOURCE FINANCIAL, INC.,
                                        its agent and manager


                                       by
                                           -------------------------
                                           Name:
                                           Title:


                                        NATIONAL CITY BANK,


                                        by /s/ Robert C. Rowe
                                           -------------------------
                                           Name:  Robert C. Rowe
                                           Title: Vice President


                                        SANWA BUSINESS CREDIT CORPORATION,


                                        by /s/ Peter L. Skavla
                                           -------------------------
                                           Name:  Peter L. Skavla
                                           Title: Vice President


                                        TRANSAMERICA BUSINESS CREDIT
                                        CORPORATION,

                                        by /s/ Michael S. Burns
                                           -------------------------
                                           Name:  Michael S. Burns
                                           Title: Vice President

                                        BANKAMERICA BUSINESS CREDIT
                                        CORPORATION,


                                        by /s/ Lisa Palmieri
                                           -------------------------
                                           Name:  Lisa Palmieri
                                           Title: Sr. Account Executive


                                        CONGRESS FINANCIAL CORPORATION, INC.,


                                        by /s/ Ann M. Karcinsky
                                           -------------------------
                                           Name:  Anna M. Karcinsky
                                           Title: A.V.P.


                                        DEUTSCHE FINANCIAL SERVICES
                                        HOLDING CORPORATION,


                                        by /s/ Robert E. McIntyre
                                           -------------------------
                                           Name:  Robert E. McIntyre
                                           Title: Vice President


                                        LASALLE BUSINESS CREDIT, INC.,


                                        by /s/ Joseph R. Costanza
                                           -------------------------
                                           Name:  Joseph R. Costanza
                                           Title: F.V.P.


                                        MIDLANTIC BANK, N.A.,


                                        by /s/ Susan M. Graham
                                           -------------------------
                                           Name:  Susam M. Graham
                                           Title: Vice President